SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                               (AMENDMENT NO. ___)


FILED BY THE REGISTRANT [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material under Rule 14a-12
[ ] Confidential, For Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))

                              THE BRAZIL FUND, INC.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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         -----------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:
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         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
         (5) Total fee paid:
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

[ ] Fee paid previously with preliminary materials:
--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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                                       2

               Other Soliciting Material Pursuant to Rule 14a-6(b)




The following is the text of slides that may be shown to shareholders of the Brazil Fund, Inc.:

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[LOGO] The Brazil Fund, Inc.

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

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[LOGO] Overview

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June 2004

[LOGO] The Fund

Ticker:  BZF

        Inception date                      April 8, 1988

        Starting Net Assets:                $138.5MM, $11.54 per share

        Second Tranche:                     $61.7MM, November 1995

        Distributions:                      $274.7MM, $19.23 per share

        Net Assets at 04/30/04              $388.1MM, $24.38 per share

        Price at 04/30/04                   $20.45


                 Average Annualized Total Return Since Inception

                NAV (04/30/04)                             13.38%

                Market Price (04/30/04)                     11.59%


 Past results are not necessarily indicative of future performance of the fund.
             Investment return and principal value will fluctuate, therefore current performance may be lower or higher than the figures shown.

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[LOGO] Commitment to Good Corporate Governance

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

[LOGO]                        Board Considers the
                         Interests of All Stockholders

o    The Board seeks to treat all stockholders fairly and equally

o Carrousel group is asking shareholders to withhold votes from board's nominees

o Carrousel group may have different interests from those seeking long-term capital appreciation through investment in Brazilian securities

[LOGO] The Carrousel group

o    The Carrousel group includes:

     o The Carrousel Fund Ltd. and The Carrousel Fund II Limited, both Cayman Island funds that engage in closed-end funds arbitrage

     o    Carrousel Capital Ltd., the manager of the funds

o Bruno Sangle - Ferriere, who is said to control the Carrousel funds' investment manager, was "head of non standard arbitrage," "mainly taking positions in....closed-end funds" at Societe Generale before he formed
     Carrousel Capital in 2000

o Carrousel last year filed a 13D saying it might make stockholder proposals, but after the fund's stock price rose, sold about half its holdings and made no proposals

[LOGO]                        Corporate Governance -
                                New Initiatives

o On May 10, the Board appointed the Chairman of the Committee on Independent Directors to be Chairman of the Board.

o The Fund's Board believes its appointment of a financially literate independent director as Chairman reaffirms the Board's long-standing commitment to:

     o    Strong, independent oversight of the Fund's operations

     o Progressive governance practices that seek to protect and serve the interests of the Fund and its stockholders

o Committee on Independent Directors has engaged an independent consultant to advise it

[LOGO]                       Corporate Governance -
                             Independence of Board

o    The Fund has always had 6 out of 7 independent directors

o    Only one director is affiliated with the investment manager

o    Wholly independent audit and nominating committees

o    Independent directors meet in executive session at every Board Meeting

[LOGO]                       Experienced Directors


Each of the Fund's candidates has the experience needed to represent the best interests of All of the Fund's shareholders.

o Ronaldo A. De Frota Nogueira. Brazilian. Director and CEO of IMF Editora Ltd., the Brazilian financial publisher. Chairman of the Certification Committee and Director of APIMEC Nacional, the Brazilian Association of Investment Professionals and Analysts, and is a member of the Board of Association of Certified International Investment Analysts. Independent director. Over 40 years experience in the Brazilian financial community.

o Susan Kaufman Purcell. Vice President of the Council of the Americas and the Americas Society. Formerly Senior Fellow at the Council on Foreign Relations, a member of the U. S. Department of State Policy Planning Staff and a professor at UCLA and at Columbia. Dr. Purcell's books include "Brazil Under Cardoso," "Europe and Latin America in the World Economy," and "Latin America: US Policy After the Cold War." Independent director.

o Vincent J. Esposito. Managing Director of Deutsche Asset Management. Only Fund director affiliated with Fund's manager. Over 20 years of professional experience developing and building investment products and establishing global joint ventures and new business opportunities in asset management.

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[LOGO] Portfolio Performance and Current Strategy

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
[LOGO] The Brazil Fund, Inc.

The Fund has regularly outperformed the Brazilian stock market index and other benchmarks

Performance Comparison as of  April 30, 2004

                                                                          10 Yr.
                                       12 Month -  3 Yr Avg. 5 Yr Avg.     Avg.
                                YTD      Cumul.     Annual    Annual      Annual    Since
                             (4/30/04) Return (%)    (%)        (%)        (%)    Inception

The Brazil Fund: NAV          -11.35%    48.50%     9.82%     11.00%      9.72%     13.38%

Brazil Fund Stock Price       -14.61%    45.48%     12.07%     9.57%      7.54%     11.59%

Bovespa Index  ($)            -12.97%    53.45%     -0.71%    -0.49%      6.33%       N/A

IFCI - Brazil                 -13.96%    45.70%     5.26%      8.07%       N/A        N/A

Past results are not necessarily indicative of future performance of the fund. Investment return and principal value will fluctuate, therefore current performance may be lower or higher than the figures shown.

Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gain distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

[LOGO] The Brazil Fund, Inc.


Market Structure by Industry


                       IFCI Brazil         Brazil Fund        iShares
                     (as of 5/19/04)     (as of 4/30/04)     (as of 4/30/04)
Industry               % of Equity        % of Equity          % of Equity
--------               -----------        -----------          -----------

Banking                 14.90%              9.67%               10.89%
Consumer Staples        10.07%             17.07%               10.61%
Materials               27.08%             24.58%               26.30%
Manufacturing           4.19%              15.44%                4.14%
Oil & Gas               23.65%             11.89%               25.85%
Communications          13.97%              8.50%               12.88%
Utilities               5.13%               6.81%                7.39%
Other                                       0.56%

*    Sectors are subject to change

[LOGO] The Brazil Fund, Inc.

Top Ten Holdings as of April 30, 2004

         Brazil Fund                                iShares
Company           % of Equity           Company                 % of Equity
-------                                 -------

Petrobras              11.89%           Petrobras                   25.85%
Banco Itau             9.67%            Vale Rio Doce               12.03%
WEG - PN               8.52%            AMBev                        6.44%
Vale Rio Doce          7.22%            Banco Itau SA                4.33%
Ambev                  7.16%            Banco Bradesco               3.89%
Gerdau                 5.26%            Tele Norte Leste             3.49%
Sider Nacional         5.12%            Embraer                      3.07%
Votorantim             4.74%            Unibanco                     2.67%
Aracruz                4.22%            Aracruz                      2.62%
Souza Cruz             3.97%            CEMIG                        2.60%



*    Holdings are subject to change

[LOGO]             Fund's manager believes economic signs for
                       investing in Brazil are promising

o    Increasing quarterly seasonally adjusted sales

o    Increasing quarterly seasonally adjusted industrial output

o    Declining real interest rate

o    Decrease in inflation

o    Reduction in current account deficit

o    Strong rise in exports relative to imports

o    Recent increase in foreign direct investment

o    Leveling debt to GDP ratio

o    Less debt is dollar-denominated

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[LOGO]  Appendix A

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                        Additional Information Regarding
                              the Brazilian Market

[LOGO] The Brazil Fund, Inc.

                    BZF vs BOVESPA INDEX 10 YR TOTAL RETURN

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE.

CHART DATA:

           Date     Brazil Fund       Bovespa Index
 ----------------------------------------------------
      4/29/1994           0.000               0.000
----------------------------------------------------
      5/31/1994           0.540               0.280
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      6/30/1994           3.780               0.420
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      7/29/1994          24.320              24.150
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      8/31/1994          45.410              66.350
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      9/30/1994          51.890              78.410
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     10/31/1994          49.190              57.470
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     11/30/1994          54.590              52.730
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     12/30/1994          51.870              42.390
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      1/31/1995          40.360              28.040
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      2/28/1995          20.810               6.660
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      3/31/1995          15.560              -7.740
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      4/28/1995          21.950              15.910
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      5/31/1995          22.530              13.830
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      6/30/1995          16.720               8.440
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      7/31/1995          24.850              14.790
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      8/31/1995          18.460              25.770
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      9/29/1995          24.270              35.830
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     10/31/1995          13.100              19.090
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     11/30/1995          11.090              25.730
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     12/29/1995           9.880              22.780
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      1/31/1996          31.330              45.970
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      2/29/1996          17.680              39.860
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      3/29/1996          12.480              39.120
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      4/30/1996          12.480              44.280
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      5/31/1996          21.580              59.260
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      6/28/1996          24.180              66.860
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      7/31/1996          11.830              67.980
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      8/30/1996          11.830              70.730
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      9/30/1996          13.780              75.120
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     10/31/1996           9.230              76.220
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     11/29/1996           9.230              78.880
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     12/31/1996          20.250              87.810
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      1/31/1997          26.330             111.130
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      2/28/1997          36.470             132.840
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      3/31/1997          35.740             136.880
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      4/30/1997          40.560             160.180
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      5/30/1997          50.210             192.790
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      6/30/1997          69.500             223.570
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      7/31/1997          66.060             229.460
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      8/29/1997          43.660             169.470
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      9/30/1997          54.340             198.330
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     10/31/1997          18.860             125.820
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     11/28/1997          18.170             134.790
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     12/31/1997          31.030             153.240
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      1/30/1998          26.740             139.900
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      2/27/1998          32.590             159.300
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      3/31/1998          43.770             191.220
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      4/30/1998          42.590             182.850
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      5/29/1998          18.310             137.320
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      6/30/1998          13.610             131.950
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      7/31/1998          27.320             155.190
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      8/31/1998         -22.040              52.420
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      9/30/1998         -21.650              54.190
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     10/30/1998         -13.820              63.740
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     11/30/1998          -3.240              99.290
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     12/31/1998         -13.600              55.680
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      1/29/1999         -23.030               6.840
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      2/26/1999         -22.040              18.740
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      3/31/1999           2.490              72.620
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      4/30/1999          22.090              89.520
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      5/31/1999          10.030              79.020
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      6/30/1999          18.570              82.070
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      7/30/1999           3.500              61.780
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      8/31/1999           0.480              52.510
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      9/30/1999           6.510              60.500
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     10/29/1999           7.520              65.760
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     11/30/1999          24.600              98.660
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     12/31/1999          51.120             163.410
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      1/31/2000          44.490             154.690
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      2/29/2000          47.550             176.710
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      3/31/2000          41.420             183.550
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      4/28/2000          23.040             138.600
----------------------------------------------------
      5/31/2000          20.490             127.160
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      6/30/2000          39.890             157.090
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      7/31/2000          43.470             156.950
----------------------------------------------------
      8/31/2000          50.100             163.960
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      9/29/2000          39.890             139.550
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     10/31/2000          30.700             116.260
----------------------------------------------------
     11/30/2000          17.430              86.290
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     12/29/2000          41.790             116.900
----------------------------------------------------
      1/31/2001          60.960             148.270
----------------------------------------------------
      2/28/2001          45.870             115.340
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      3/30/2001          31.380              84.510
----------------------------------------------------
      4/30/2001          37.590              88.890
----------------------------------------------------
      5/31/2001          31.810              72.130
----------------------------------------------------
      6/29/2001          30.690              74.660
----------------------------------------------------
      7/31/2001          26.800              56.430
----------------------------------------------------
      8/31/2001          19.130              39.630
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      9/28/2001           2.220              10.270
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     10/31/2001           7.650              16.820
----------------------------------------------------
     11/30/2001          22.920              43.630
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     12/31/2001          35.730              62.600
----------------------------------------------------
      1/31/2002          32.930              46.130
----------------------------------------------------
      2/28/2002          46.850              64.920
----------------------------------------------------
      3/29/2002          50.010              58.050
----------------------------------------------------
      4/30/2002          53.350              53.710
----------------------------------------------------
      5/31/2002          40.970              41.490
----------------------------------------------------
      6/28/2002          15.220              10.010
----------------------------------------------------
      7/31/2002          -9.180             -21.340
----------------------------------------------------
      8/30/2002           3.290              -3.950
----------------------------------------------------
      9/30/2002         -21.110             -37.450
----------------------------------------------------
     10/31/2002          -2.400             -22.290
----------------------------------------------------
     11/29/2002           0.760             -20.370
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     12/31/2002           2.840             -11.740
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      1/31/2003           3.490             -13.420
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      2/28/2003          -0.860             -20.000
----------------------------------------------------
      3/31/2003           9.220              -6.130
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      4/30/2003          33.380              20.490
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      5/30/2003          35.610              24.940
----------------------------------------------------
      6/30/2003          38.380              25.610
----------------------------------------------------
      7/31/2003         45.3200              26.870
----------------------------------------------------
      8/30/2003         64.7600              42.000
----------------------------------------------------
      9/29/2003         66.5200               51.68
----------------------------------------------------
     10/29/2003         83.3700               73.79
----------------------------------------------------
     11/28/2003         92.5300               89.97
----------------------------------------------------
     12/28/2003        127.5200              112.46
----------------------------------------------------
      1/27/2004        114.1300               106.4
----------------------------------------------------
      2/26/2004        120.7800                 107
----------------------------------------------------
      3/31/2004        124.8600              111.12
 ----------------------------------------------------
     4/30/2004         94.2700                84.9
----------------------------------------------------

[LOGO] The Brazil Fund, Inc.

                                               Export Growth Remains Diversified


                       Exports and Imports Change in 2004
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
                            Exports                                               Imports
                     US$ mn     %    % change                                US$ mn     %   % change

Ore                     155     16      49      Fuel & lubricants               165     29      29

Transport equipment     116     12      19      Fertilizers                     119     21      184

Metallurgic products    107     11      18      Electronics                     92      16      20

Mechanical equipment    103     10      50      Chemicals                       68      12      23

Meats                   92       9      35      Other chemicals                 56      10      94

Wood                    70       7      53      Plastics                        32      6       21

Oil & derivatives       60       6      19      Mechanical equipment            20      4       3

Soy                     58       6      16      Fibers                          16      3       38

Paper & pulp            53       5      23      Precision instruments           15      3       11

Textiles                45       5      50      Copper                          12      2       53

Electronics             27       3      18      Paper                           10      2       30

Other                   108      11      7      Other                           -41     -7      -3

Total                   995     100     21      Total                           562     100     15



Source: Banco Central Do Brasil

[LOGO]


                           Index and Risk Information

o Closed end funds, unlike open end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

o Foreign security markets generally exhibit greater price volatility and are less liquid than the US market. Additionally, this fund focuses its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region and potentially subjecting the fund's shares to greater price volatility

o The Bovespa Index is a total return index weighted by traded volume and is comprised of the most liquid stocks traded on the Sao Paulo Stock Exchange.

o IFCI - Brazil Index represents the S&P Brazil Investable Total Return series. The term Investable indicates that the stocks and the weights in the S&P index represents the amount that the foreign institutional investors might buy by the virtue of the foreign institutional restrictions plus factoring in minimum market capitalization and liquidity screens. This particular index also measures the impact of reinvestment of gross cash dividends on the price index.

o iShares MSCI Brazil Index Fund is an exchange-traded fund in the US. The Fund's objective is to provide investment results that correspond to the performance of publicly traded securities in the Brazilian market, as measures by the MSCI Brazil (Free) Index. The Fund invests in a representative sample of index stocks using a "portfolio sampling" technique.

o Indices are not available for direct investment and include reinvestment of distributions.

                 For more information please call: 800-349-4281
                                       OR
               Visit us on the web @ http:// cef.scudder.com          4/30 31830